UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 5, 2026
Date of Report (Date of earliest event reported)

THE HERSHEY COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-183	23-0691590
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 East Chocolate Avenue
Hershey, PA 17033
(Address of principal executive offices)
(Zip Code)

(717) 534-4200
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, one dollar par value	HSY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 5, 2026, The Hershey Company (the “Company”) held its 2026 Annual Meeting of Stockholders via live webcast. Set forth below are the final voting results from the meeting.

Proposal No. 1 — Election of Directors

Holders of the Company’s Common Stock and Class B Common Stock, voting together without regard to class, elected the following directors by the votes set forth as follows:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Timothy W. Curoe	634,496,183	21,874,542	226,214	17,590,848
Huong Maria T. Kraus	622,295,036	34,084,128	217,775	17,590,848
Deirdre A. Mahlan	625,795,769	30,578,316	222,854	17,590,848
Barry J. Nalebuff	655,160,678	1,239,243	197,018	17,590,848
Kevin M. Ozan	655,272,860	1,134,491	189,588	17,590,848
Marie Quintero-Johnson	655,001,492	1,404,958	190,489	17,590,848
Cordel Robbin-Coker	653,571,946	2,831,317	193,676	17,590,848
Harold Singleton III	634,777,898	21,601,776	217,265	17,590,848
Kirk Tanner	655,160,402	1,238,275	198,262	17,590,848

Holders of the Company’s Common Stock, voting separately as a class, elected the following directors by the votes set forth as follows:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Christopher W. Brandt	109,135,996	1,134,649	198,624	17,588,218
Guy Persaud	109,378,126	896,974	194,169	17,588,218

Proposal No. 2 — Ratification of Appointment of Independent Auditors

Holders of the Company’s Common Stock and Class B Common Stock, voting together without regard to class, ratified the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2026, by the votes set forth as follows:

Votes For	Votes Against	Abstentions
673,359,047	650,549	178,191

Proposal No. 3 — Non-Binding Advisory Vote on Named Executive Officer Compensation

Holders of the Company’s Common Stock and Class B Common Stock, voting together without regard to class, approved the compensation of the Company’s named executive officers on a non-binding advisory basis by the votes set forth as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
634,080,237	22,082,194	434,508	17,590,848

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Description
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HERSHEY COMPANY

Date: May 8, 2026	By:	/s/ James Turoff
James Turoff Senior Vice President, General Counsel & Secretary